Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT dated as of December 21, 2018 (this “Agreement”), is executed by each of the Lenders, KEYBANK NATIONAL ASSOCIATION, as Agent (the “Agent”), LEXINGTON REALTY TRUST, a real estate investment trust formed under the laws of the State of Maryland (the “Trust”), and the other parties hereto.
WHEREAS, the Trust, LEPERCQ Corporate Income Fund, L.P. (“LCIF”), the financial institutions signatory thereto and their assignees thereunder (the “Lenders”), the Agent, and the other parties thereto, have entered into that certain Credit Agreement dated as of September 1, 2015, as amended on September 29, 2017 pursuant to that certain First Amendment to Credit Agreement and Agreement Regarding Loan Commitment and Term Loan Increases (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, the Trust has requested that LCIF be released as a “Borrower” under the Credit Agreement and to make certain other amendments to the Credit Agreement as set forth herein and the Agent and the Lenders have agreed to such release and amendments on the terms and conditions set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged by the parties hereto, the parties hereto hereby agree as follows:
Section 1. Specific Amendments to Credit Agreement. Upon the effectiveness of this Agreement, the parties hereto agree as follows:
(a)The Credit Agreement is amended by restating the definitions referenced below set forth in Section 1.1. thereof as follows:
“1031 Property” means property held by a “qualified intermediary” (a “QI”), as defined in the Treasury Regulations promulgated pursuant to Section 1031 of the Internal Revenue Code, or an “exchange accommodation titleholder” (an “EAT”), as defined in Internal Revenue Service Revenue Procedure 2000-37, as modified by Internal Revenue Procedure 2004-51, (or in either case, by one or more Wholly Owned Subsidiaries thereof, singly or as tenants in common) which is a single purpose entity and has entered into an “exchange agreement” or a “qualified exchange accommodation agreement” with the Borrower, a Wholly Owned Subsidiary of Borrower, or, (A) so long as the LCIF Ownership Condition is satisfied, LCIF or a Wholly Owned Subsidiary of LCIF, (B) so long as the NLSAF Ownership Condition is satisfied, Net Lease Strategic Assets Fund L.P. or a Wholly Owned Subsidiary of Net Lease Strategic Assets Fund L.P., or (C) so long as the SPC Ownership Condition is satisfied, Six Penn Center L.P. or a Wholly Owned Subsidiary of Six Penn Center L.P., in connection with the acquisition (or possible disposition) of such property by the Borrower or a Wholly Owned Subsidiary of the Borrower, LCIF or a Wholly Owned Subsidiary of LCIF, Net Lease Strategic Assets Fund L.P. or a Wholly Owned Subsidiary of Net Lease Strategic Assets Fund L.P., or Six Penn Center L.P. or a Wholly Owned Subsidiary of Six Penn Center L.P., as applicable, pursuant to, and qualifying for tax treatment under, Section 1031 of the Internal Revenue Code.
“Borrower” means the Trust and its respective successors and permitted assigns. Any reference to “Borrowers”, “a Borrower”, “any Borrower”, “any other Borrower”, “such Borrower” or “each Borrower” or any other like term herein shall be deemed to be a reference solely to the Trust.

“Eligible 1031 Property” means a 1031 Property which satisfies all of the following requirements: (a) such 1031 Property is (i) an office, industrial or retail property or (ii) such other commercial Property as the Agent may approve in its reasonable discretion; (b) the Borrower or a Wholly Owned Subsidiary of the Borrower, or, (A) so long as the LCIF Ownership Condition is satisfied, LCIF or a Wholly Owned Subsidiary of LCIF, (B) so long as the NLSAF Ownership Condition is satisfied, Net Lease Strategic Assets Fund L.P. or a Wholly Owned Subsidiary of Net Lease Strategic Assets Fund L.P., or (C) so long as the SPC Ownership Condition is satisfied, Six Penn Center L.P. or a Wholly Owned Subsidiary of Six Penn Center L.P. leases such 1031 Property from the applicable QI or EAT (or Wholly Owned Subsidiary(ies) thereof, as applicable) and the Borrower or a Wholly Owned Subsidiary of the Borrower, LCIF or a Wholly Owned Subsidiary of LCIF, Net Lease Strategic Assets Fund L.P. or a Wholly Owned Subsidiary of Net Lease Strategic Assets Fund L.P., or Six Penn Center L.P. or a Wholly Owned Subsidiary of Six Penn Center L.P., as applicable, manages such 1031 Property; (c) the Borrower or a Wholly Owned Subsidiary of Borrower, or, (A) so long as the LCIF Ownership Condition is satisfied, LCIF or a Wholly Owned Subsidiary of LCIF, (B) so long as the NLSAF Ownership Condition is satisfied, Net Lease Strategic Assets Fund L.P. or a Wholly Owned Subsidiary of Net Lease Strategic Assets Fund L.P., or (C) so long as the SPC Ownership Condition is satisfied, Six Penn Center L.P. or a Wholly Owned Subsidiary of Six Penn Center L.P. is obligated to purchase such 1031 Property (or Wholly Owned Subsidiary(ies) of the applicable QI or EAT that owns such 1031 Property) from the applicable QI or EAT and the applicable QI or EAT is obligated to sell such 1031 Property (or Wholly Owned Subsidiary(ies) thereof that owns such 1031 Property, as applicable) to the Borrower or a Wholly Owned Subsidiary of the Borrower, LCIF or a Wholly Owned Subsidiary of LCIF, Net Lease Strategic Assets Fund L.P. or a Wholly Owned Subsidiary of Net Lease Strategic Assets Fund L.P., or Six Penn Center L.P. or a Wholly Owned Subsidiary of Six Penn Center L.P., as applicable; provided, however that in the case of a disposition of a 1031 Property by the Borrower or a Wholly Owned Subsidiary of the Borrower, LCIF or a Wholly Owned Subsidiary of LCIF, Net Lease Strategic Assets Fund L.P. or a Wholly Owned Subsidiary of Net Lease Strategic Assets Fund L.P., or Six Penn Center L.P. or a Wholly Owned Subsidiary of Six Penn Center L.P. (a “Relinquished Property”), the Borrower or a Wholly Owned Subsidiary of the Borrower, LCIF or a Wholly Owned Subsidiary of LCIF, Net Lease Strategic Assets Fund L.P. or a Wholly Owned Subsidiary of Net Lease Strategic Assets Fund L.P., or Six Penn Center L.P. or a Wholly Owned Subsidiary of Six Penn Center L.P. shall not be obligated to repurchase such 1031 Property (or Wholly Owned Subsidiary(ies) thereof that owns such 1031 Property, as applicable) from the applicable QI or EAT (or Wholly Owned Subsidiary(ies) thereof that owns such 1031 Property, as applicable) and the applicable QI or EAT (or Wholly Owned Subsidiary(ies) thereof that owns such 1031 Property, as applicable) shall not be obligated to resell such 1031 Property (or Wholly Owned Subsidiary(ies) thereof that owns such 1031 Property, as applicable) to the Borrower or a Wholly Owned Subsidiary of the Borrower, LCIF or a Wholly Owned Subsidiary of LCIF, Net Lease Strategic Assets Fund L.P. or a Wholly Owned Subsidiary of Net Lease Strategic Assets Fund L.P., or Six Penn Center L.P. or a Wholly Owned Subsidiary of Six Penn Center L.P. unless such 1031 Property (or Wholly Owned Subsidiary(ies) thereof that owns such 1031 Property, as applicable) is not transferred or assigned, within 180 days of its acquisition by the applicable QI or EAT (or Wholly Owned Subsidiary(ies) thereof that owns such 1031 Property, as applicable), to a Person other than the Borrower or a Wholly Owned Subsidiary of the Borrower, LCIF or a Wholly Owned Subsidiary of LCIF, Net Lease Strategic Assets Fund L.P. or a Wholly Owned Subsidiary of Net Lease Strategic Assets Fund L.P., or

Six Penn Center L.P. or a Wholly Owned Subsidiary of Six Penn Center L.P. or Subsidiary; (d) the applicable QI or EAT (or Wholly Owned Subsidiary(ies) thereof that owns such 1031 Property, as applicable) acquired such 1031 Property with the proceeds of a loan made by the Borrower or a Wholly Owned Subsidiary of the Borrower, or, (A) so long as the LCIF Ownership Condition is satisfied, LCIF or a Wholly Owned Subsidiary of LCIF, (B) so long as the NLSAF Ownership Condition is satisfied, Net Lease Strategic Assets Fund L.P. or a Wholly Owned Subsidiary of Net Lease Strategic Assets Fund L.P., or (C) so long as the SPC Ownership Condition is satisfied, Six Penn Center L.P. or a Wholly Owned Subsidiary of Six Penn Center L.P. which loan is secured either by a Mortgage on such 1031 Property or a pledge of all of the Equity Interests of the applicable QI or EAT (or Wholly Owned Subsidiary(ies) thereof that owns such 1031 Property, as applicable); (e) neither such 1031 Property, nor any interest of the Borrower, LCIF, any of their Subsidiaries, Net Lease Strategic Assets Fund L.P. or a Wholly Owned Subsidiary of Net Lease Strategic Assets Fund L.P., or Six Penn Center L.P. or a Wholly Owned Subsidiary of Six Penn Center L.P. therein, is subject to any Lien (other than (i) Permitted Liens and (ii) the Lien of a Mortgage or pledge referred to in the immediately preceding clause (d)) or a Negative Pledge; and (f) such 1031 Property is free of all structural defects or major architectural deficiencies, title defects, environmental conditions or other adverse matters except for defects, deficiencies, conditions or other matters individually or collectively which are not material to the profitable operation of such 1031 Property. In no event shall a 1031 Property qualify as an Eligible 1031 Property for a period in excess of 180 consecutive days. For purposes of determining Unencumbered Property Value, such 1031 Property shall be deemed to have been owned or leased by the Borrower or a Wholly Owned Subsidiary of the Borrower, LCIF or a Wholly Owned Subsidiary of LCIF, Net Lease Strategic Assets Fund L.P. or a Wholly Owned Subsidiary of Net Lease Strategic Assets Fund L.P., or Six Penn Center L.P. or a Wholly Owned Subsidiary of Six Penn Center L.P., as applicable, from the date acquired by the applicable QI or EAT (or Wholly Owned Subsidiary(ies) thereof that owns such 1031 Property, as applicable).
“Eligible Unencumbered Property” means a Property which satisfies all of the following requirements: (a) such Property is located in a state of the United States of America or in the District of Columbia and is wholly owned in fee simple by, or subject to a Ground Lease in favor of, the Borrower or a Wholly Owned Subsidiary of the Borrower; provided, however, that (1) the non-wholly owned Property owned by CTO Associates Limited Partnership shall be deemed to satisfy this requirement so long as the Trust’s relative percentage ownership of the voting Equity Interests in such Person does not decrease from the Trust’s relative percentage ownership interest on January 13, 2012; (2) the Properties wholly owned in fee simple by, or subject to a Ground Lease in favor of, LCIF or a Wholly Owned Subsidiary of LCIF which are (i) set forth on Schedule 1 to the Second Amendment or (ii) exchanged for any Property listed on such Schedule (and owned by LCIF or such Wholly Owned Subsidiary) pursuant to Section 1031 of the Internal Revenue Code, shall be deemed to satisfy this requirement so long as the LCIF Ownership Condition is satisfied; (3) the Properties wholly owned in fee simple by, or subject to a Ground Lease in favor of, Net Lease Strategic Assets Fund L.P. or a Wholly Owned Subsidiary of Net Lease Strategic Assets Fund L.P. which are (i) set forth on Schedule 2 to the Second Amendment or (ii) exchanged for a Property listed on such Schedule (and owned by Net Lease Strategic Assets Fund L.P. or such Wholly Owned Subsidiary thereof) pursuant to Section 1031 of the Internal Revenue Code, shall be deemed to satisfy this requirement so long as the NLSAF Ownership Condition is satisfied and (4) the Properties wholly owned in fee simple by, or subject to a Ground Lease in favor of, Six Penn Center L.P. or a Wholly Owned Subsidiary of Six Penn Center L.P. which are (i) set forth on Schedule 2 to the Second Amendment or (ii) exchanged for a Property listed on such Schedule (and owned by Six Penn Center L.P. or such Wholly Owned Subsidiary) pursuant to Section 1031 of the Internal Revenue Code, shall be deemed to satisfy this requirement so long as the SPC Ownership Condition is satisfied; (b) such Property is (i) an office, industrial or retail Property, or (ii) such other commercial Property as the Agent may approve in its reasonable discretion; (c) tenants of such Property are not more than 30 days past due in respect of lease payments; (d) such Property is free of all structural defects or major architectural deficiencies, title defects, environmental conditions or other adverse matters except for defects, deficiencies, conditions or other matters individually or collectively which are not material to the profitable operation of such Property; (e) regardless of whether such Property is owned or leased by the Borrower, LCIF, or any of their Subsidiaries, the Borrower has the right directly or through its Subsidiary, to take the following actions without the need to obtain the consent of any Person: (i) to create Liens on such Property as security for Indebtedness of the Borrower, LCIF or such Subsidiaries, as applicable, (ii) to sell, transfer or otherwise dispose of such Property and (iii) if such Property is owned by a Subsidiary, to cause such Subsidiary to provide guarantees and incur, repay and prepay debt; and (f) neither such Property nor, if such Property is owned by a Subsidiary of the Borrower or LCIF, any of the Borrower’s direct or indirect ownership interest in such Subsidiary or LCIF, is subject to (i) any Liens other than Permitted Liens of the types described in clauses (a) through (f) of the definition of such term and (ii) any Negative Pledge. An Eligible 1031 Property shall also constitute an Eligible Unencumbered Property.
“Loan Party” means each of the Borrower and each Person who guarantees all or a portion of the Obligations. Schedule 1.1.(B) sets forth the Loan Parties in addition to the Borrower as of the date of the Second Amendment.
(b)The Credit Agreement is further amended by adding the following definitions to Section 1.1. thereof in the appropriate alphabetical location:
“LCIF Ownership Condition” means that (a) the Trust or a Wholly Owned Subsidiary of the Trust is the sole general partner of LCIF and (b) the Trust is the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of no less than 95.5% of the total voting power and economic interest of LCIF.
“NLSAF Ownership Condition” means that either (a)(i) the Trust or a Wholly Owned Subsidiary of the Trust is the sole general partner of Net Lease Strategic Assets Fund, L.P., (ii) the Trust is the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of no less than 98% of the total voting power and economic interest of Net Lease Strategic Assets Fund, L.P. and (iii) the LCIF Ownership Condition is satisfied and LCIF is the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of the remaining equity interest of Net Lease Strategic Assets Fund, L.P. or (b) Net Lease Strategic Assets Fund, L.P. is a Wholly Owned Subsidiary of the Trust.
“Second Amendment” means that certain Second Amendment to Credit Agreement dated December 21, 2018, by and among the Borrower, the Lenders, the Agent and such other parties party thereto.
“SPC Ownership Condition” means that either (a)(i) the Trust or a Wholly Owned Subsidiary of the Trust is the sole general partner of Six Penn Center L.P., (ii)

the Trust is the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of no less than 99% of the total voting power and economic interest of Six Penn Center L.P. and (iii) the LCIF Ownership Condition is satisfied and LCIF is the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of the remaining equity interest of Six Penn Center L.P. or (b) Six Penn Center L.P. is a Wholly Owned Subsidiary of the Trust.
(c)The Credit Agreement is further amended by restating Section 7.12.(a)(A) thereof in its entirety as follows:

(A)such Subsidiary Guarantees, or otherwise becomes obligated in respect of, any Indebtedness (except for Guarantees by LCIF or Net Lease Strategic Assets Fund, L.P. of customary exceptions to nonrecourse indebtedness of Subsidiaries of LCIF or Net Lease Strategic Assets Fund, L.P., respectively, for fraud, misapplication of funds, environmental indemnities and other similar events, and other similar exceptions to nonrecourse liability (but not exceptions relating to voluntary bankruptcy, collusive involuntary bankruptcy, insolvency, or receivership or other similar events)) of the Borrower or any Subsidiary of the Borrower; or

(d)Schedule 1.1.(B) to the Credit Agreement is deleted and attached Schedule 3 is substituted in its place.

Section 2. Conditions Precedent. The effectiveness of this Agreement is subject to receipt by the Agent of each of the following, each in form and substance reasonably satisfactory to the Agent:
(a)    a counterpart of this Agreement duly executed by the Borrower, LCIF, the Agent and each Lender party to the Credit Agreement as in effect immediately before this Agreement;
(b)    a certificate from a Responsible Officer of the Borrower certifying as of the date hereof, and after giving effect to the transactions contemplated hereby, that (i) no Default or Event of Default shall be in existence on the date hereof and (ii) each representation and warranty made or deemed made by the Borrower or any other Loan Party in each Loan Document to which any such Loan Party is a party is true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on the date hereof except to the extent that such representations and warranties expressly related solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall have been true and correct in all respects) on and as of such earlier date);
(c)    an opinion of counsel to the Borrower, the other Loan Parties, and LCIF addressed to the Agent and the Lenders and covering such matters as the Agent may reasonably request;
(d)    evidence that all Fees then due and payable by the Borrower in connection with the Credit Agreement, together with, to the extent required by Section 9 of this Agreement, all other fees, expenses and reimbursement amounts due and payable to the Agent, including without limitation, the reasonable and documented out‑of‑pocket fees and expenses of counsel to the Agent, have been paid;
(e)    evidence that LCIF is not otherwise required to be a party to the Guaranty under Section 7.12.(a)(A) of the Credit Agreement (as amended by this Agreement) (including as a result of its obligations in respect of public or private notes of LCIF that will be released and discharged thereunder substantially simultaneously with the release of LCIF in respect of this Agreement); and

(f)    such other documents, instruments and agreements as the Agent may reasonably request.
Section 3. Release of LCIF. Upon the effectiveness of this Agreement as provided in Section 2 above, LCIF shall be deemed to have assigned and transferred to the Trust, and the Trust shall be deemed to have assumed from LCIF, all rights, indemnities, covenants, obligations and liabilities of LCIF as a Borrower under the Loan Documents and the Agent and the Lenders agree that LCIF shall be released as a Borrower under the Credit Agreement. The Trust acknowledges and agrees that it shall be and is the sole Borrower under the Credit Agreement and other Loan Documents and reaffirms it is bound by the terms and provisions of the Credit Agreement and other Loan Documents. The Trust agrees and acknowledges that the foregoing shall not constitute a novation of the Obligations.
Section 4. Representations of Borrower; Reaffirmation of Obligations. The Borrower (i) represents and warrants that (a) no Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Agreement and (b) each representation and warranty made or deemed made by the Borrower or any other Loan Party in each Loan Document to which any such Loan Party is a party is true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on the date hereof except to the extent that such representations and warranties expressly related solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall have been true and correct in all respects) on and as of such earlier date) and (ii) acknowledges and reaffirms its Obligations and its continuing obligations owing to the Agent and the Lenders under each of the Loan Documents.
Section 5. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
Section 6. Counterparts. This Agreement may be executed in any number of counterparts each of which, when taken together, shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.
Section 7. Headings. Section headings have been inserted herein for convenience only and shall not be construed to be a part hereof.
Section 8. Amendments; Waivers. This Agreement may not be amended, changed, waived or modified except by a writing executed by each of the Lenders required by Section 12.6 of the Credit Agreement, the Agent, and the Borrower.
Section 9. Expenses. To the extent required by Section 12.2 of the Credit Agreement, the Borrower shall reimburse the Agent promptly after demand for all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by the Agent in connection with the preparation, negotiation and execution of this Agreement and the other agreements and documents executed and delivered in connection herewith.
Section 10. Benefits. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.
Section 11. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Agreement.

Section 12. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.
Section 13. Definitions. Terms not otherwise defined herein are used herein with the respective meanings given them in the Credit Agreement.
Section 14. No Novation. The parties hereto do not intend this Agreement or the transactions contemplated hereby to be, and this Agreement and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by the Borrower under or in connection with the Credit Agreement or any of the other Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Credit Agreement to be executed by their authorized officers all as of the day and year first above written.

BORROWER:

LEXINGTON REALTY TRUST

By:	/s/ Joseph Bonventre
Name:	Joseph Bonventre
Title:	Executive Vice President

LCIF (SOLELY WITH RESPECT TO SECTION 3 HEREOF):
LEPERCQ CORPORATE INCOME FUND L.P.
By: LEX GP-1 Trust, its sole general partner

By:	/s/ Joseph Bonventre
Name:	Joseph Bonventre
Title:	Vice President

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KEYBANK NATIONAL ASSOCIATION, as Agent and as a Lender

By:	/s/ Tayven Hike
Tayven Hike
Vice President

Lending Office:

KeyBank, National Association
1200 Abernathy Road NE, Suite 1500
Atlanta, Georgia 30328
Attn: Tayven Hike
Telephone:     (770) 510-2100
Telecopy:     (770) 510-2195

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ D. Bryan Gregory
D. Bryan Gregory
Director

Lending Office:

Wells Fargo Bank, N.A.
550 South Tryon Street, 6th Floor
MAC D1086-061
Charlotte, North Carolina 28202-4200
Attn:    D. Bryan Gregory
Telephone:     (704) 410-1776

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REGIONS BANK, as a Lender

By:	/s/ T. Barrett Vawter
T. Barrett Vawter
Vice President

Lending Office (all Types of Loans):

Regions Bank
1900 5th Avenue North, 15th Floor
Birmingham, AL 35203
Attn:    Terri Crowe
Telephone: (205) 581-7614
Telecopy: (205) 264-5456

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Shari L. Reams-Henofer
Shari L. Reams-Henofer
Senior Vice President

Lending Office:

PNC Bank, National Association
340 Madison Avenue
New York, New York 10173-0002
Attn:    Luis Donoso
Telephone: (212) 210-9953
luis.donoso@pnc.com

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TD BANK, N.A., as a Lender

By:	/s/ Jessica Trombly
Jessica Trombly
Vice President

Lending Office (all Types of Loans):

TD Bank, N.A.
Commercial Real Estate Development
200 State Street, 8th Floor
Attn:    Jessica Trombly
Telephone: (617) 737-3678
Telecopy: ______________________

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U.S. BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kimberly Gill
Kimberly Gill
Assistant Vice President

Lending Office:

U.S. Bank National Association
One Federal Street, 9th Floor
Boston, Massachusetts 02110
Attn:    Kimberly Gill
Telephone: (617) 603-7659

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JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Paul Choi
Paul Choi
Executive Director

Lending Office:

JPMorgan Chase Bank, N.A.
270 Park Avenue, 45th Floor
New York, New York 10017
Attn:    Paul Choi
Telephone: (212) 648-1281
Telecopy (646) 645-8851

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BANK OF AMERICA, N.A., as a Lender

By:	/s/ Thomas W. Nowak
Thomas W. Nowak
Vice President

Lending Office:

Bank of America, N.A.
135 S. LaSalle Street
IL4-135-06-11
Chicago, Illinois 60603-4157
Attn:    Thomas W. Nowak
Telephone: (312) 828-4353

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FIFTH THIRD BANK, as a Lender

By:	/s/ Casey Ciccone
Casey Ciccone
Vice President

Lending Office:

Fifth Third Bank
222 S. Riverside Plaza, 31st Floor
Mail Drop: GRVR1B
Chicago, IL 60606
Att: Casey Ciccone
Telephone: (312) 704-6206

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CITIZENS BANK, N.A., as a Lender

By:	/s/ Nan E. Delahunt
Nan E. Delahunt
Vice President

Lending Office:

Citizens Bank, N.A.
1215 Superior Avenue, 6th Floor
Mailcode OHS675
Cleveland, Ohio 44114
Attn:    Ellen D. Pallotta
Email:     Ellen.D. Pallotta@citizensbank.com
Telephone: (216) 277-3346
Facsimile: (216) 277-7106

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BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Brad Bowen
Brad Bowen
Senior Vice President

Lending Office:

BB&T
200 W. 2nd Street, Floor 16
Winston Salem, North Carolina 27101
Attn:    Ahaz Armstrong
Telephone: (336) 733-2575

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BARCLAYS BANK PLC, as a Lender

By:	/s/ Jake Lam
Jake Lam
Assistant Vice President

Lending Office:

BARCLAYS BANK PLC
745 Seventh Avenue
New York, NY 10019
Attn: Philip Naber
Telephone: (212) 526-7375

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FIRST TENNESSEE BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Thomas C. Owens
Thomas C. Owens
Senior Vice President

Lending Office:

First Tennessee Bank National Association
800 South Gay Street, 4th Floor
Knoxville, Tennessee 37929
Attn:    Thomas C. Owens
Telephone: (865) 971-2439
Facsimile: (865) 971-2468

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Schedule 1

[LCIF Properties]

Owned by	Street Address	City	State	Property Type
LCIF	2415 US Hwy	Moody	AL	Industrial
LCIF	3102 Queen Palm Drive	Tampa	FL	Industrial
LCIF	1020 W Airport Road	Romeoville	IL	Industrial
LCIF	4015 Lakeview Corporate Drive	Edwardsville	IL	Industrial
LCIF	7670 Hacks Cross Road	Olive Branch	MS	Industrial
LCIF	549 Wingo Road	Byhalia	MS	Industrial
LCIF	671 Washburn Switch Road	Shelby	NC	Industrial
LCIF	200 Arrowhead Drive	Hebron	OH	Industrial
LCIF	191 Arrowhead	Hebron	OH	Industrial
LCIF	250 Rittenhouse Circle	Bristol	PA	Industrial
LCIF	4005 E I-30	Grand Praire	TX	Industrial
LCIF	10535 Red Bluff Road	Pasadena	TX	Industrial
LCIF	King St./ 1042 Fort Street Mall	Honolulu	HI	Office
LCIF	4455 American Way	Baton Rouge	LA	Office
LCIF	3476 Stateview Blvd	Fort Mill	SC	Office
LCIF	3480 Stateview Blvd	Fort Mill	SC	Office
LCIF	2050 Roanoke Rd	Westlake	TX	Office
LCIF	13651 McLearen Road	Herndon	VA	Office
LCIF	832 N. Westover Blvd	Albany	GA	Retail

Schedule 2

[Net Lease Strategic Assets Fund L.P. and Six Penn Center L.P. Properties]

Owned by	Street Address	City	State	Property Type
NLS	2935 Van Vactor Drive	Plymouth	IN	Industrial
NLS	27200 W 157th Street	New Century	KS	Industrial
NLS	904 Industrial Rd	Marshall	MI	Industrial
NLS	6938 Elm Valley Drive	Kalamazoo	MI	Industrial
NLS	16950 Pine Drive	Romulus	MI	Industrial
NLS	1700 47th Ave North	Minneapolis	MN	Industrial
NLS	736 Addison Rd	Erwin	NY	Industrial
NLS	120 S E Parkway Dr	Franklin	TN	Industrial
NLS	16407 Applewhite Road	San Antonio	TX	Industrial
NLS	1440 E 15th Street	Tucson	AZ	Office
NLS	19019 N. 59th Ave	Glendale	AZ	Office
NLS	8555 South River Parkway	Tempe	AZ	Office
NLS	3500 N Loop	McDonough	GA	Office
NLS	2800 High Meadow Circle	Auburn Hills	MI	Office
NLS	3943 Denny Ave	Pascagoula	MS	Office
NLS	2999 Southwest 6th Street	Redmond	OR	Office
NLS	2401 Cherahala Blvd	Knoxville	TN	Office
NLS	1401/1501 Nolan Ryan Pkwy	Arlington	TX	Office
NLS	3711 San Gabriel	Mission	TX	Office
SXPN	1701 Market Street	Philadelphia	PA	Office

Schedule 3

Loan Parties

None.